SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported):

August 11, 2004

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1133 Boardwalk
Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press release of the Registrants, dated August 11, 2004.

ITEM 12.	Results of Operations and Financial Condition

Attached as Exhibit 99.1 is a copy of the press release of the Registrants, dated August 11, 2004 announcing the Registrants’ financial results for the quarter ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: August 11, 2004	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL
AND CASINO, INC.

Dated: August 11, 2004	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)